SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date Of Report:  February 21, 2007

INTERNATIONAL ALUMINUM CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File Number 1-7256
California	95-2385235
(State of incorporation)	(I.R.S. Employer No.)

767 Monterey Pass Road
Monterey Park, California 91754

(323) 264-1670

(Principal executive office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTERNATIONAL ALUMINUM CORPORATION

INDEX

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 21, 2007, International Aluminum Corporation issued a press release announcing a dividend declaration.  A copy of the press release is attached hereto as Exhibit 99.1.

This press release, which has been furnished solely for this Item 2.02, shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS

Exhibit 99.1, Dividend Declaration dated February 21, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL ALUMINUM CORPORATION
(Registrant)

Date: February 21, 2007	By:	/s/ MITCHELL K. FOGELMAN
Mitchell K. Fogelman
Senior Vice President – Finance